Rule 497(k)
File No. 333-146827

Summary Prospectus

Innovator Equity Autocallable Income Strategy ETF

(NYSE Arca — ACEI)

September 25, 2025

Innovator Equity Autocallable Income Strategy ETF (the “Fund”) is a series of Innovator ETFs® Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value only in large blocks of Shares called “creation units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.innovatoretfs.com/etf/?ticker=acei. You can also get this information at no cost by calling (800) 208-5212, sending an email request to info@innovatoretfs.com or from your financial professional. The Fund’s prospectus and statement of additional information, both dated September 25, 2025, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Equity Autocallable Income Strategy ETF

Investment Objective

The Fund seeks to provide investors with a high level of income and the potential to limit downside losses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.79%

(1)      “Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide investors with income distributions and the potential to limit downside losses, as determined by the performance of common stocks (each a “Reference Asset”) selected from a U.S. equity index, currently the S&P 500® Index (the “U.S. Equity Index”). The Fund seeks to principally invest in a laddered portfolio of over-the-counter (“OTC”) swap agreements, each seeking to replicate the defined return characteristics of an autocallable note on one Reference Asset (each, an “Autocallable Instrument” and collectively, the “Autocallable Instruments”). As described further below, each Autocallable Instrument in which the Fund invests is designed to provide the following investment profile:

•   Periodic Income Payments.    Potential for periodic income payments at defined times over the duration of an Autocallable Instrument, contingent on the performance of the Reference Assets.

•   Potential to Limit Downside Losses.    No participation in the losses of a Reference Asset unless the losses of such Reference Asset exceed a pre-determined investment barrier, in which case the Fund will experience the losses of such Reference Asset over the duration the Autocallable Instrument on a one-to-one basis, offset by any income payments received.

The Sub-Adviser (defined below) selects the Reference Assets for the Fund’s Autocallable Instruments by identifying the approximately 20 largest components of the U.S. Equity Index by market capitalization. From that universe of companies, the Sub-Adviser selects approximately 10 companies to be the “Reference Assets,” each with a corresponding Autocallable Instrument. The Sub-Adviser seeks to select the Reference Assets that produce the highest level of Coupon Payments (defined below) to the Fund.

The Fund will have continuous investment exposure to an Autocallable Instrument for each Reference Asset. The Fund will invest in Autocallable Instruments with differing “maturity dates” and “observation dates,” and such instruments will also have different “coupon rates,” “coupon barrier levels” and “maturity barrier levels” (see “Autocallable Instruments Payout Structure” below). Such laddered investing in Autocallable Instruments seeks to mitigate the risks associated with investing in an unfavorable market environment and help offset the timing risks inherent having the same observation dates and/or maturity date (see “Autocallable Instruments Laddering” below).

The Fund has adopted a policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in financial instruments that seek to generate income and provide exposure to equity securities. The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate (i.e., hold 25% or more of its total assets) in the securities of a particular industry or group of industries, except that the Fund will concentrate to approximately the same extent as the Reference Assets.

Autocallable Instruments Payout Structure

The Autocallable Instruments have unique mechanics and payout structures that impact the potential return the Fund can expect to receive from an investment in such instruments. The Autocallable Instruments seek to replicate the payout structures of autocallable notes. While the investment results of an autocallable note depends on the performance of its reference asset, the payouts, if any, are in the form of coupon payments rather than capital appreciation related to such reference asset. An autocallable note is a debt obligation that is linked to the performance of one or more reference assets that automatically matures (i.e. is “auto-called”) if the reference asset is at or above a defined level (typically its initial level) on predetermined observation dates. In return for being subject to this auto-call contingency, autocallable notes have the potential to provide high coupon payment rates.

Each Autocallable Instrument in which the Fund invests will have the following investment terms:

Investment Term	Investment Function
“Coupon Payment”

Payment made by the counterparty of the Autocallable Instrument to the Fund, typically expressed as a percentage of the notional exposure of the instrument. Payable on the Coupon Observation Date until maturity.

“Autocallable Level”

The level of the Reference Asset at which the Autocallable Instrument will be automatically redeemed, if the value of the Reference Asset exceeds such level on a Call Observation Date. Typically, the Autocallable Level will be set at the initial value of the Reference Asset upon the execution of the instrument.

“No-Call Period”	Period during which an Autocallable Instrument cannot be called, regardless of the performance of the Reference Asset of the Autocallable Instrument (e.g., 6 months).
“Call Observation Date”

Periodic dates (i.e., quarterly) through the life of the Autocallable Instrument on which the Reference Asset is measured to evaluate the Reference Asset against the Autocallable Level (if outside the No-Call Period).

“Coupon Observation Date”

Periodic dates (i.e., monthly) through the life of the Autocallable Instrument on which each Market Index is measured to evaluate the worst performing Market Index against the Coupon Barrier Level to determine whether the Coupon Payment is made during a given month.

“Coupon Barrier Level”	Threshold amount of loss of the Reference Asset which, if exceeded on the Coupon Observation Date, a Coupon Payment will not be made.
“Maturity Date”	Date on which the Autocallable Instrument expires, and amounts are paid out by the parties.
“Maturity Barrier Level”

Threshold amount of loss of the Reference Asset which, if exceeded on the Maturity Date, determines the payouts made under the Autocallable Instrument. If the Maturity Barrier Level is not breached, the Fund will retain the full notional value of its investment. If the Maturity Barrier Level is breached, the Fund will experience the percentage of losses experienced by the Reference Asset over the duration of the Autocallable Instrument, net of cumulative Coupon Payments.

The performance of a Reference Asset for a given Autocallable Instrument is evaluated at one of three categories of measurement dates: (1) the Coupon Observation Dates; (2) the Call Observation Dates; and (3) the Maturity Date. Below is a sample payout structure of an Autocallable Instrument:

Evaluation Timing	Reference Asset Value	Payout
Coupon Observation Date Evaluation	Greater than the Coupon Barrier Level	The Coupon Payment is made by the counterparty, and the Autocallable Instrument continues in existence. The Fund does not participate in any gains or losses of the Reference Asset.
	Less than the Coupon Barrier Level	The Coupon Payment is not made by the counterparty, but the Autocallable Instrument continues in existence. The Fund does not participate in any losses of the Reference Asset.
Call Observation Date Evaluation	Greater than the Autocallable Level	The Autocallable Instrument is automatically terminated. The Fund does not participate in any gains of the Reference Asset.
	Less than the Autocallable Level	The Autocallable Instrument continues in existence. The Fund does not participate in any losses of the Reference Asset.
Maturity Date Evaluation	Greater than the Maturity Barrier Level

The Autocallable Instrument returns the principal amount invested. The Fund experiences no gains or losses of the Reference Asset over the duration of the instrument. The gains experienced by the Fund are the cumulative Coupon Payments received.

Less than the Maturity Barrier Level

The Autocallable Instrument returns the principal amount invested, minus the entirety of the percentage of losses of the Reference Asset over the duration of the instrument. The losses experienced are equal to the losses of Reference Asset, offset by the cumulative Coupon Payments received.

The anticipated term of the Autocallable Instruments will be approximately 3-years. The Fund anticipates the Autocallable Instruments will have a 6-month No-Call Period, during which time the Autocallable Instruments will not be called if the Reference Asset is greater than the Autocallable Level and will continue to make Coupon Payments if the Reference Asset is above the Coupon Barrier Level on a Call Observation Date. The Fund seeks to limit downside risk associated with investments in the Reference Asset through the operation of the Maturity Barrier Levels attributed to each Autocallable Instrument.

The Autocallable Instruments utilized by the Fund will be evaluated on a particular Coupon Observation Date, Call Observation Date and/or Maturity Date based on the performance of the Reference Asset of the specific Autocallable Instrument. The Fund anticipates making periodic distributions from the Autocallable Instruments, which will only make Coupon Payments if the Coupon Barrier has not been met or exceeded by the Reference Asset. It is anticipated that the Coupon Barrier Levels for the Autocallable Instruments will be approximately 70% of the Autocallable Level and the Maturity Barrier Levels for the Autocallable Instruments will be approximately 70% of the Autocallable Level. The anticipated Coupon Rate from the Autocallable Instruments will be approximately 11% – 15%.

As Autocallable Instruments are subject to numerous measurement events (e.g., Coupon Observation Date evaluations, Call Observation Date evaluations and Maturity Date evaluations) and performance thresholds (e.g., Autocallable Levels, Coupon Barrier Levels and Maturity Date Levels), its performance can vary greatly. For example, if an Autocallable Instrument had a 1-year maturity, Coupon Observation Dates every month, Call Observation Dates every 3 months and a Coupon Payment of 10%, the maximum payout the Autocallable Instrument could produce for the Fund would be 120%. However, Autocallable Instruments will not produce a given Coupon Payment if on the Coupon Observation Date the Reference Asset exceeds the Coupon Barrier Level, and are subject to the loss of the entire notional amount of the Fund’s exposure to such instrument, after cumulative Coupon Payments received (if any), if the Reference Asset is less than the Maturity Barrier Level and the Maturity Date Evaluation. For additional information regarding the potential payout profile of a given Autocallable Instrument, see “Additional Information About the Fund’s Principal Investment Strategies” in the Fund’s Prospectus.

Autocallable Instruments Laddering

The Fund will seek to “ladder” its Autocallable Instruments. “Laddering” is an investment technique that utilizes multiple positions with multiple expiration dates, to avoid the risk of reinvesting a large portion of assets in an unfavorable market environment. The Fund will invest in a series of Autocallable Instruments that have 3-year Maturity Dates, monthly Coupon Observation Dates and staggered quarterly Call Observation Dates. Upon the maturity or call of any Autocallable Instrument, the Fund will roll the proceeds from such investment into a new Autocallable Instrument with the same Maturity Date. For example, if the Autocallable Instrument is called in the ninth month, the Fund expects to replace the autocalled investment with a new Autocallable Instrument that has a new 3-year Maturity Date. The Reference Assets for such Autocallable Instrument will be the highest yielding Reference Asset of the 20 common stocks not already held by the Fund. Additionally, the Fund will manage the Fund’s inflows and outflows to keep exposure to the Autocallable Instruments to be approximately in equal weights.

This laddered approach of investing is designed to help offset the timing risks inherent in the investment of Autocallable Instruments with the same Maturity Date or Coupon Observation Date. As a result of the Fund’s laddering, the Fund expects to have continuous exposure to each Reference Asset through Autocallable Instruments that have varying Maturity Dates, Call Observation Dates, Maturity Barrier Levels, Coupon Barrier Levels and Autocallable Levels to mitigate the risk associated with instruments that have the same measurement dates. As a result, the Fund’s returns are likely to be different than the returns the Fund would produce through investing in Autocallable Instruments with identical measurement dates.

Fund Investments

To implement its principal investment strategies, the Fund will invest in Autocallable Instruments that reference the Reference Assets and short-term U.S. Treasury securities (“U.S. T-Bills”) and/or money-market funds. Additional information regarding the U.S. Equity Index and the Reference Assets is available in the “Additional Information About the Fund’s Principal Investment Strategies” section.

A swap agreement is an instrument entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of the underlying reference assets, as detailed above. The gross returns to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount.” Swap agreements are typically closed out on a net basis. Thus, while the notional amount reflects the Fund’s total investment exposure under an OTC swap agreement, the net amount is the Fund’s current obligations (or rights) under the swap agreements. This net amount represents the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. The Fund will also invest in U.S. T-Bills and/or money market funds to use as collateral for the Autocallable Instruments. U.S. T-Bills are government debt instruments issued by the United States Department of the Treasury and are backed by the full faith and credit of the United States government. Money market funds are a type of fund that invests in cash, cash equivalents and short-term debt securities, and seeks to generate income while minimizing risk. It is possible for the Fund to lose money by investing in money market funds. Money market funds are subject to management fees and other expenses of those funds, and the Fund will bear proportionately the costs incurred by the money market funds’ operations in addition to the Fund’s management fee. The Fund’s investment in U.S. T-Bills and/or money market funds provides an opportunity for additional income to the Fund.

To provide greater flexibility to manage the Fund’s cash and to invest in income generating assets (beyond U.S. Treasury securities), the Fund may also utilize offsetting sets of option contracts in a strategy commonly referred to as a “Box Spread.” The Fund intends to use FLexible EXchange® option contracts (“FLEX Options”). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). A “box spread” options strategy typically involves using a synthetic long position coupled with an offsetting synthetic short position through a combination of call and put option contracts. More specifically, the Fund would create a synthetic long position by (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. It would then create the synthetic short position by (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations. Box Spreads are expected to have return characteristics similar to cash equivalents.

As of the date of this prospectus, through the Autocallable Instruments that provide exposure to the Reference Assets, the Fund has significant exposure to the communication services, consumer discretionary and information technology sectors.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Autocallable Strategy Risk.    The Fund obtains exposure to the return characteristics of autocallable notes through the use of Autocallable Instruments. The risks associated with the return profile of the Autocallable Instruments are detailed below.

Autocallable Returns Risk.    The Fund seeks to replicate the payout structure of autocallable notes through its investments in Autocallable Instruments. Autocallable notes differ in various ways from traditional debt securities. Autocallable notes do not guarantee a return of principal and limit the positive investment return that can be achieved through the operation of the Maturity Barrier Level, which if triggered by the Reference Asset, subjects the Fund to the losses of the Reference Asset. Further, the Fund does not participate in any upside gain of the Reference Asset and if the autocall feature of an instrument is triggered the Fund would forego any remaining Coupon Payments and may be unable to invest in another Autocallable Instrument with a similar level of risk and comparable return profile. The Coupon Payments of Autocallable Instruments are not linked to the performance of the Reference Asset at any time other than on the Maturity Date and Coupon Observation Dates. Moreover, because the Autocallable Instruments do not participate in any upside performance of the Reference Asset, the Fund’s positive returns are limited to the Coupon Payments. If the autocall feature is triggered, the Fund will forego future Coupon Payments and any positive returns may be limited. Further, the Fund may be unable to invest the proceeds in a subsequent Autocallable Instrument or one with similar terms, and therefore the Fund may not achieve its investment objective.

Barrier Risk.    The Autocallable Instruments utilize a Coupon Barrier Level and a Maturity Barrier Level, which each set forth the threshold amount of loss the Reference Asset may experience before the Fund will forfeit, Coupon Payments or a portion or all of the initial notional amount invested in such instrument, respectively. If the Coupon Barrier Level is breached on an Coupon Observation Date, the Fund will forfeit the Coupon Payment for sch period. It is possible that the Fund may not receive any Coupon Payments under an Autocallable Instrument over the duration of such instrument. If the Maturity Barrier Level is breached, the Fund will forfeit the percentage of the initial notional amount it invested that is equal to the entire amount of loss of the Reference Asset over the term of the Autocallable Instrument. Accordingly, the Fund could forfeit the entire notional exposure for any one Autocallable Instrument. Further, a shareholder may lose its entire investment in the Fund notwithstanding the sought-after limited downside protection intended to be provided by the Autocallable Instrument and the risk mitigation intended to be provided by the laddered portfolio.

Call Risk.    The Autocallable Instruments may be redeemed, or “called,” before their stated maturity date if the Autocallable Level is breached on a given Call Observation Date. In this event, the Fund will forego all future Coupon Payments associated with the Autocallable Instrument. If an instrument is called prior to its Maturity Date, the Fund’s income may decrease if the Fund must reinvest the proceeds into an Autocallable Instrument with a lower Coupon Rate. Further, in the event an Autocallable Instrument is called, there is no guarantee that the Fund will be able to invest in a new Autocallable Instrument or that such new instrument will have similar terms.

Reference Asset Risk.    The Fund is exposed to the risks of the Reference Assets through the Autocallable Instruments. Such risks include those detailed below.

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of Shares will fluctuate with changes in the value of the Reference Assets.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Significant Exposure Risk.    To the extent that the Fund invests or has exposure to a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. The Reference Assets provide significant exposure to the following sectors: consumer discretionary, information technology and communication services.

Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments, specifically, OTC swap agreements. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Credit Risk.    Credit risk is the risk that issuer or other obligated party (associated with the Fund’s investments in Autocallable Instruments) may be unable or unwilling to make Coupon Payments when due. In addition, the value of such investments may decline because of concerns about the issuer’s ability or unwillingness to make such payments. While the Fund will review the credit rating of the counterparties of the Autocallable Instruments to assess such party’s overall creditworthiness, any such rating will not provide an assessment of a specific financial obligation of the issuer, such as an Autocallable Instrument. That notwithstanding, the counterparties of the Autocallable Instruments will have an investment grade rating at the time of investment. While any such counterparty credit rating will assess such party’s overall creditworthiness, it will not provide an assessment of a specific financial obligation of the issuer, such as an Autocallable Instrument.

FLEX Options Risk.    The Fund may utilize FLEX Options as part of its investment strategies, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the price return of the Fund, could be negatively impacted. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the reference asset of such option. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the reference asset on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the value of the reference asset, changes in interest rates, changes in the actual and implied volatility of the reference asset and the remaining time to until the FLEX Options expire.

Box Spread Risk.    If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not perform as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

OTC Derivatives Risk.    The Fund may utilize derivatives that are traded over-the-counter. In general, OTC derivatives are subject to the same risks as derivatives generally, as described herein. However, because OTC derivatives do not trade on an exchange, the parties to an OTC derivative face heightened levels of counterparty risk, liquidity risk and valuation risk. The Autocallable Instruments will be OTC derivatives, and therefore its counterparty risk will be higher if it only trades with a single or small number of counterparties. The secondary market for OTC derivatives may not be as deep as for other instruments and such instruments may experience periods of illiquidity. In addition, some OTC derivatives may be complex and difficult to value. If the Fund fails to meet its payment or collateral delivery obligations under an Autocallable Instrument or some other termination or default event occurs, the counterparty to the contract could close out the contract and the Fund could experience significant losses and fail to achieve its investment objective.

Swap Agreements Risk.    The Fund expects to principally use swap agreements as the Autocallable Instruments. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the Commodity Futures Trading Commission (“CFTC”). CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s usage of swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swap agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swap agreements of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swap agreements are also subject to the risk of imperfect correlation between the value of the reference asset underlying the agreement and the swap agreement itself. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, if a particular swap agreement is terminated or autocalled, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective.

Distribution Tax Risk.    The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Return of capital distributions do not represent income or gains generated by the Fund’s investment activities and should not be interpreted by shareholders as such. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Substantial uncertainties exist related to the calculation of income from the Synthetic Autocallable Contracts. The Fund intends to calculate the income from the contacts using the IRS rules for notional principal contracts. However, the application of such rules to the Synthetic Autocallable Contracts may be subject to challenge or varying interpretation. If the Fund is incorrect in its calculation of income, the Fund may be required to make an extraordinary distribution to distribute prior undistributed income or recharacterize prior distributions.

U.S. Government Securities Risk.    The Fund invests in U.S. T-Bills, which are government debt instruments issued by the U.S. Department of Treasury and are backed by the full faith and credit of the United States government. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. T-Bills trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. U.S. T-Bills may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasuries to decline. U.S. Treasuries are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities.

Money Market Funds Risk.    Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.

Concentration Risk.    Through its exposure to the securities that comprise the Reference Asset via the Autocallable Instruments, the Fund has exposure to the securities of a particular industry or group of industries to the same extent as the Reference Asset. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of the Fund’s assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation

Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Upside Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund intends to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code. The federal income tax treatment of the securities in which the Fund may invest, including the Fund’s usage of Autocallable Instruments, may not be clear. Any such failure to comply with the rules applicable to RICs could cause the Fund to fail to qualify as such. To qualify and maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. Among other requirements, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income and the Fund’s assets must be diversified so that at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations. The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Additionally, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear and may have adverse tax consequences, including but not limited to the Fund losing its status as a RIC.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.innovatoretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings — Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco — Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp — ETF Portfolio Manager at Milliman

•   Maria Schiopu — Principal and Managing Direction – Fund Services at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund and has served in such capacity since the Fund’s inception in September 2025.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may also issue and redeem Shares in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and most recent reports to shareholders, online at http://www.innovatoretfs.com/etf/?ticker=acei.

17